LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED OCTOBER 1, 2010

TO THE SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED JUNE 30, 2010, AND THE STATEMENT OF ADDITIONAL INFORMATION, DATED FEBRUARY 26, 2010, AS AMENDED ON JUNE 30, 2010, OF LEGG MASON CAPITAL MANAGEMENT RESEARCH FUND

Summary Prospectus

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated June 30, 2010, as supplemented on October 1, 2010 and as may be amended or further supplemented, and the fund’s statement of additional information, dated February 26, 2010, as amended on June 30, 2010, as supplemented on October 1, 2010 and as may be further amended or further supplemented, are incorporated by reference into this Summary Prospectus.

Summary Prospectus and Prospectus

The section labeled “Principal investment strategies” in each of the fund’s Summary Prospectus and Prospectus is deleted and replaced with the following:

The fund invests primarily in securities that, in the opinion of the investment manager (“manager”), offer the potential for capital growth. The fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This policy will not be changed without providing shareholders with at least 60 days’ prior written notice. The manager utilizes a long-term, fundamental, valuation-based investment process to make investment decisions for the fund. Through a disciplined application of this research-intensive process, the manager will seek to generate returns for the fund in excess of the Russell 1000 Index by purchasing securities at large discounts to the manager’s assessment of their intrinsic value. While it is expected that the majority of the fund’s assets will be invested in equity securities issued by companies in the Russell 1000 Index, the fund may invest in securities issued by companies of any size and by foreign companies.

The manager’s investment research analysts have direct responsibility for selecting securities for the fund. The analysts are assigned to one or more teams that are responsible for particular sectors of the market. The fund’s portfolio is divided into segments each managed by an analyst team. Each analyst team determines how its respective segment will be invested and chooses investments for the fund from the market sectors that the team covers. It is expected that under normal circumstances the fund will have broad exposure to a variety of market sectors. Investment decisions by any particular analyst team are subject to the fund’s investment objectives, policies and restrictions and the oversight of the team leader. The manager’s Director of Research is responsible for overseeing the fund’s investment program and for allocating fund assets among the analyst teams in order to obtain broad exposure to a variety of market sectors.

The fund may also invest in debt securities. The fund may invest up to 20% of its total assets in long-term debt securities, including up to 10% of its total assets that may be invested in debt securities rated below investment grade, and unrated securities judged by the manager to be below investment grade. These below-investment-grade securities are commonly known as “junk bonds.”

The fund may, but need not, use derivative contracts for hedging and investment purposes. The fund may also hold cash or cash equivalents.

The fund may take temporary defensive and cash management positions; in such a case, the fund may not be pursuing its principal investment strategies and may not achieve its investment objective.

Summary Prospectus, Prospectus and Statement of Additional Information

Effective October 1, 2010 the fund will be renamed Legg Mason Capital Management Disciplined Equity Research Fund. In addition, the fund will change its benchmark from the S&P 500 Index to the Russell 1000 Index.

There will be no change in the fund’s investment objectives as a result of the change to the name or benchmark.

This supplement should be retained with your Summary Prospectus, Prospectus and Statement of Additional Information for future reference.

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